Common Stock	12 Months Ended
Jul. 02, 2011
Common Stock
Common Stock

Note 7 – Common Stock

Changes in outstanding shares of common stock for the past three years were:

Shares in thousands	2011	2010	2009
Beginning balances	662,118	695,658	706,359
Stock issuances
Stock option and benefit plans	3,211	1,055	38
Restricted stock plans	1,992	1,741	543
Reacquired shares	(80,221)	(36,417)	(11,390)
Other	–	81	108
Ending balances	587,100	662,118	695,658

Common stock dividends and dividend-per-share amounts declared on outstanding shares of common stock were:

In millions except per share data	2011	2010	2009
Common stock dividends declared	$275	$299	$306
Dividends per share amount declared	$0.46	$0.44	$0.44

During 2010, the corporation's Board of Directors had authorized a $3.0 billion share repurchase program. In March of 2010, the corporation repurchased 36.4 million shares at a cost of $500 million under this program using an accelerated share repurchase program (ASR). The ASR provides for a final settlement adjustment at termination in either shares of common stock or cash based on the final volume weighted average stock price. In 2011, the corporation paid $13 million as a final settlement on the ASR. During 2011, the corporation also repurchased 80.2 million shares at a cost of $1.3 billion.

As of July 2, 2011, the remaining amount authorized for repurchase is $1.2 billion of common stock under an existing share repurchase program, plus 13.5 million shares of common stock that remain authorized for repurchase under the corporation's prior share repurchase program. However, the corporation does not expect to continue with any further share repurchases.